Morgan Stanley 12th Annual Global Electricity & Energy Conference March 10, 2005 Gerard Anderson President Exhibit 99.2

Safe Harbor Statement The information contained herein is as of the date of this presentation. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as "anticipate," "believe," "expect," "projected" and "goals" signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This presentation contains forward-looking statements about DTE Energy's financial results and estimates of future prospects, and actual results may differ materially. Factors that may impact forward-looking statements include, but are not limited to: the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; economic climate and growth or decline in the geographic areas where we do business; environmental issues, laws and regulations, and the cost of remediation and compliance associated therewith; nuclear regulations and operations associated with nuclear facilities; the higher price of oil and its impact on the value of Section 29 tax credits, and the ability to utilize and/or sell interests in facilities producing such credits; implementation of electric and gas Customer Choice programs; impact of electric and gas utility restructuring in Michigan, including legislative amendments; employee relations and the impact of collective bargaining agreements; unplanned outages; access to capital markets and capital market conditions and the results of other financing efforts which can be affected by credit agency ratings; the timing and extent of changes in interest rates; the level of borrowings; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; effects of competition; impacts of regulation by FERC, MPSC, NRC and other applicable governmental proceedings and regulations; contributions to earnings by non-utility businesses; changes in federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the ability to recover costs through rate increases; the availability, cost, coverage and terms of insurance; the cost of protecting assets against, or damage due to, terrorism; changes in accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and changes in the economic and financial viability of our suppliers, customers and trading counterparties, and the continued ability of such parties to perform their obligations to the company. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's, MichCon's and Detroit Edison's 2003 Form 10-K (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy, MichCon and Detroit Edison.

Introduction Continued Regulatory Progress Execution of Cash Redeployment Strategy

Introduction Due primarily to regulatory issues, 2003 and 2004 were difficult from an earnings perspective A primary focus for the company during this period has been working through rate case proceedings at both Detroit Edison and MichCon and reforming Michigan's Electric Choice program During this period our non-utility businesses continued to grow and are expected to provide significant cash flow for redeployment from 2005-2008

Significant Improvement in Earnings Is Expected 2003 2004 2005 Non-Regulated 236 240 310 Regulated Gas 46 10 84 Regulated Electric 282 185 280 Holding Company -30 -10 -65 Choice Impacts 63 80 30 $500 $427 Detroit Edison MichCon Non-Utility EPS $2.97 $2.46 $261 $46 $231 Holding Co. $178 $24 $241 $580-635 $270-290 $75-85 $300-320 $3.30-3.60 * Reconciliation to GAAP reported earnings included in the appendix ($60-65) 2003 2004 2005 Guidance DTE Energy Operating Earnings* ($ millions) The impacts of the Detroit Edison and MichCon rate cases are expected to drive 2005 earnings Non-regulated growth driven by improvements across the portfolio 2006 will see the roll off of Detroit Edison's residential rate caps and the full-year benefit of MichCon's final rate order Net Income

Today's Discussion Our primary focus on the regulatory front in 2005 will be the successful implementation of our Rate Restructuring Proposal We will begin execution of our cash redeployment strategy For the 2005-2008 period, we expect to have $1.65B available for redeployment In 2005, we expect to have $250-300M available for investment opportunities or stock repurchases

Introduction Continued Regulatory Progress Execution of Cash Redeployment Strategy

Regulatory Overview 2004 was the trough of a long regulatory cycle for Detroit Edison and MichCon The final order in the Detroit Edison rate case provided substantial rate relief and a strong foundation for financial recovery However, work remains to be done to reform Michigan's Electric Choice program In addition, the final order in MichCon's rate case is expected soon

The Final Detroit Edison Rate Order Provided Many Substantial Items The final rate order provided a significant number of provisions: $374M base rate increase ($248M net of PSCR reduction) Authorized 11% ROE based on 46% equity and $2.9B equity level Power Supply Cost Recovery (PSCR) mechanism modified to include transmission, MISO fees and NOx emission allowance costs Established a pension expense tracker Full recovery of $550M of past environmental expenditures Surcharges established to recover almost $400M of accrued regulatory assets

Progress was Made on Choice, but Work Remains to be Done The final order addressed a number of Choice related issues: Included revenue in base rates to address Electric Choice at roughly current levels Established a number of return to service provisions Adjusted transition charges to recover $44M in historical choice related costs Increased distribution charge for secondary customers However, the order did not address our skewed rate structure, which is the underlying driver of Choice Recognizing the need to address rate skewing, the MPSC ordered Detroit Edison to file a proposal to restructure its rates

Choice Volumes Have Declined Slightly, but Remain a Substantial Issue Annualized Electric Choice Sales Volumes (GWh) Jan 2003 May 2003 Aug 2003 Nov 2003 Jan 2004 Feb 2004 Mar 2004 May 2004 Jun 2004 Jul 2004 Sep 2004 Oct 2004 Nov 2004 Dec 2004 Jan 2005 5209 6084 6993 8253 8891 9411 9629 9470 9413 9242 9216 9242 9227 8665 8200

Detroit Edison Rate Restructuring Proposal Intention is to eliminate subsidies that have historically existed in Detroit Edison's rates and eliminate artificial price signals The Rate Restructuring proposal would: Unbundle rates into power supply and distribution components Establish rates based on actual cost of service for all customers Unbundled rates would become effective January 1, 2006 and rate subsidies would be phased out over a five year period beginning in 2007 No incremental revenues are being requested as overall revenue requirement is based on Detroit Edison's recent rate order On February 4th, Detroit Edison filed its Rate Restructuring proposal in compliance with the MPSC's order

Rate Restructuring Would Shift Detroit Edison's Rate Structure Pre Post 9.6 10.9 Residential Current Bundled Rates Proposed Unbundled & Cost Based Rates 9.6¢ Pre Post 10.1 8.3 Commercial & Industrial Secondary Current Bundled Rates Proposed Unbundled & Cost Based Rates 10.1¢ Pre Post 5.8 5.2 Commercial & Industrial Primary Current Bundled Rates Proposed Unbundled & Cost Based Rates 5.8¢ 10.9¢ 8.3¢ 5.2¢ Average Rates (¢/KWh)

Potential Implications for 2006 It is premature to project what changes will ultimately be adopted by the MPSC and how that will impact future Electric Choice participation In addition, a number of additional factors could impact future Electric Choice levels Market prices Duration of current contracts Level of alternative supplier activity

Rate Restructuring Calendar Anticipated Final Order Staff & Intervenors Testimony Reply Briefs Administrative Law Judge Proposal for Decision Target Date Cross-Examination June 9 September 12 Initial Briefs September 1 July 29 - August 3 October 27 By Year-End Exceptions and Replies Due November 17

The Final Rate Order in the MichCon Rate Case is Expected Soon Interim rate relief of $35M granted on September 21, 2004 Proposal for Decision (PFD) issued December 10 Recommended final rate relief of $60M vs. MPSC Staff recommendation of $76M 11% ROE on 50% equity Recommended uncollectable expense tracker We have excepted to the merger control premium exclusion Final rate order is expected shortly

Introduction Continued Regulatory Progress Execution of Cash Redeployment Strategy

Cash Redeployment Overview Primarily due to synfuels, we expect to have ~$1.65B of cash to redeploy from 2005 - 2008 Redeployment of this cash represents a unique opportunity to increase shareholder value and strengthen the balance sheet Our objectives for cash redeployment are: Strengthen coverage ratios to improve current and long- term credit ratings Replace and exceed ~$7.50 of value that synfuel cash flows currently represent in share price

Synfuel Cash Flows 2005 - 2008 Synfuels cash flow fairly evenly distributed over the remaining life ~ 90% of capacity sold to other investors, whereby DTE realizes sales proceeds as synfuel is produced 2005 2006 2007 2008 Total 415 900 1360 Cash from Operations 325 365 380 135 1205 Tax Credit Carryforward 90 120 80 120 410 Cash from Operations AMT Carryforward Utilization ($ millions) $400 $1,200 $420 $490 $460 $260 ~$1,600

Synfuel Update Synfuel tax credits (~75% of synfuel cash flow - $1.2 billion) start to phase out when average annual NYMEX oil prices exceed $56 /bbl (for '05); total phase out occurs at average annual price ~$70 /bbl For 2005 we have hedged ~75% of our cash flow The remaining ~25% would begin to be impacted only if oil prices average above $58 /bbl for the rest of the year For 2006/07: current forward oil prices are ~$48 /bbl, almost $10 /bbl below the starting point of the phase out range (~$57 - $72 /bbl) Depending on forward oil prices, accounting principles may require us to take a conservative position on synfuel earnings recognition This could shift earnings to later in 2005 Decision to recognize earnings will be made quarterly

From 2005 to 2008, We Expect to Generate $1.65B in Cash Available for Redeployment Synfuel Free Cash Generated Non-Regulated Free Cash Generated Equity Infusion Total Free Cash for Redeployment 1600 1650 1600 400 350 1650 Synfuel Free Cash Flow Other Non- Utility Free Cash Equity Investment into Detroit Edison to fund Environmental, SAP Expenditures Total Cash Available for Redeployment $1,600 $1,650 ($ millions) $400 ($350)

2005-2008 Cash Redeployment Framework Balance Sheet Targets Excess Cash Share Repurchase Growth Investment Cash available for redeployment is expected to total $1.65B from 2005 to 2008 Our first use of this cash will be to reduce parent debt We will continue to pursue growth investments that meet our strict risk- return and value creation criteria Share repurchases will be used to build share value if adequate investment opportunities are not available. We currently have a $700M stock repurchase authorization

Parent Company Debt 2005 2006 2100 1900 1700 1450 1450 200 200 250 To Achieve Our Credit Metrics, We Will Reduce Parent Company Debt Parent Company Debt ($ millions) $2,100 From 2005-2008, intend to paydown $600-700M of parent company debt Will align parent company's ability to service debt with underlying cash flows, post-2008 There is sufficient callable or maturing debt to achieve objective Current Projected 2008 $1,500-1,400 2005E 2006E 2007E- 2008E ~$200 ~$200 ~$200-300

Cash Available for Redeployment after Debt Reduction Cash Available for Redeployment ($ millions) $450-500 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $200 $250-300 $1,650 Cash Available for Redeployment Parent Debt Retirement Target Cash Available for Investment or Stock Buyback $600-700 $950-1,050 2005-2008 2005

Power and Industrial Projects Total Cumulative 2005-2008 Capital ($ millions) $300 - 450 $600 - 900 Range of Expected Investment Returns* 10-20% * After-tax return on DTE Energy capital Fuel Transportation and Marketing $50 - 100 10-15% Coal transportation and marketing Gas pipelines and storage Energy marketing and trading On-site energy projects Steel-related projects Power generation with services Waste coal recovery Unconventional Gas Production $250 - 350 15-20% Michigan gas production Shale and coal bed methane Landfill gas Our Potential Investments Will Focus in Three Key Areas

2005 Investment Opportunity Update - Power and Industrial Projects On-site energy projects Looking at 6 site transaction for auto manufacturer, similar to 2004 DaimlerChrysler transaction In negotiations on 2 projects in pulp and paper industry Constructing facility in Vicksburg, MS, to supply multiple pulp and paper mills with petroleum coke as substitute for expensive natural gas Steel-related projects In discussions on several coke battery projects Expect to partner with industry players and take 30 - 40% equity stakes in the projects Anticipate closing at least one project in 2005 Waste coal recovery Goal for year is to prove out "in-line" process In negotiations for 2 such projects Pursuing applicability of refined coal tax credit Indiana Harbor Coke Battery Kimberly-Clark Tissue Mill Typical In-Line Project

2005 Investment Opportunity Update - Fuel Transportation and Marketing Coal transportation and marketing Strength of eastern coal prices is allowing coal delivery business to increase sales of lower cost western coal Gas pipelines and storage Playing an active role in developing the Millennium pipeline to give Michigan storage better access to the Northeast Pursuing economic expansion opportunities for ~50 Bcf of non-utility gas storage in Michigan Plan to expand storage capacity by 8 Bcf in 2005 and 12 Bcf in 2006, at attractive returns Construction of Vector Pipeline Coal Transport by Rail

2005 Investment Opportunity Update - Unconventional Gas Production Landfill gas The landfill gas industry is currently in consolidation mode, and DTE is well positioned to be an acquirer Could close 1-2 transactions of $10-25M each in this segment in 2005 Currently in start-up mode on recent acquisition in Southern Illinois Sonoma Valley Project - 6.4 MW Petaluma, California

2004A 2005E 2006E 2007E 2008E Existing business 6.6 5.4 4.6 5.5 8.3 Growth projects 1.1 2.1 4.4 8.9 10.1 DTE Energy Has an Established History in Unconventional Gas Production Involvement in Antrim shale has given us more than 15 years of unconventional gas experience We are the second largest Antrim producer Operate 1,400 wells Drill 80-100 wells per year Produce 23 Bcf/year Own 350 Bcf of proven reserves Earnings projected to more than double by 2008, driven by two factors: Currently 100% of volumes under legacy contracts (~$3 per Mcf); will drop to ~60% of total production by 2008 Growth projects: drilling in several low risk, expansion areas * Assumes $5 /Mcf on new growth, includes allocation of corporate overhead & interest Michigan Gas Production Projected Net Income* ($ millions)

? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Building on Our Unconventional Gas Expertise, DTE Energy Has Established a Position in the Barnett Shale The Barnett Shale has become a leading unconventional gas field in North America over the last 5 years Largest gas field in Texas with 1.1 Bcfd of production Cumulative production > 1Tcf Currently 90 rigs operating in the basin Successful expansion outside of the original core area over last 2 - 3 years Horizontal wells have allowed rapid expansion, with favorable economics, south of the original core area Rates have ranged from 1-3 MMcf/d per well, equivalent to 1-3 Bcf of reserves 20% of Barnett production currently from the expansion area * per 2004 USGS report Wise Denton Jack Palker Tarrant Hood Johnson Erath Somervell Hill Bosque Dallas/ Ft Worth Metropolitan Area Palo Pinto Clay Montague Cooke Core area Expansion area Barnett wells ? ? ? ? ?

? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Our Barnett Position Could Represent a Significant Growth Opportunity DTE Energy has leased more than 50,000 net acres in the Barnett Continue to add to this position Most of DTE's acreage is located in the southern portion of the expansion area Other players have aggressively added positions adjacent to DTE's Drilling has continued to yield positive results as play has moved south Will test our acreage in 2005, utilizing 3D seismic and test wells Anticipate drilling or participating in more than 20 horizontal wells in 2005 If current testing yields positive results, Barnett likely to play significant role in DTE's cash redeployment plan * per 2004 USGS report Dallas/ Ft Worth Metropolitan Area Montague Cooke Wise Denton Jack Erath Palo Pinto Core area Expansion area Palker Tarrant Hood Johnson Somervell Hill Bosque New producing areas outside core (other producers) Zones of DTE Acreage Barnett wells ? ? ? ? ?

Share Repurchase as an Option for Cash Redeployment From a shareholder value perspective, successful redeployment into strong investment opportunities would yield the best long-term results We have committed to return value to shareholders in a timely manner Therefore we will engage in share repurchases if appropriate investment opportunities do not materialize quickly enough In January our Board of Directors approved a $700M stock repurchase authorization

Summary Throughout 2005, progress on our Rate Restructuring Proposal will be a major priority As events merit during the year, we are committed to providing updates regarding our cash redeployment strategy In late July we will provide a comprehensive business review in New York January December Rate Restructuring Proposal Filed Final Order in MichCon Rate Case Expected Mid-Year Update on Cash Redeployment Redeployment/ Share Repurchase Decisions Rate Restructuring Case Finalized

Appendix 2004 Results 2005 Guidance Balance Sheet Regulatory

2004 Results Operating Earnings Operating Earnings (after tax)* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

2004 Results Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2003 Actual 2004 Actual

2004 Results Capital Expenditures 2004 Actual 2003 Actual Detroit Edison - Operation $444 $546 - Environmental 64 22 - SAP Implementation 15 77 MichCon 92 113 Non-Utility Corporate 64 57 Total $785 $940 DTE Energy Capital Expenditures ($ millions) - Maintenance 49 45 - Growth 57 80

Reconciliation of Total Year Operating Earnings to Reported Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. * Holding Company includes discontinued operations and cumulative effect of accounting changes

DTE Energy

2005 Guidance Assumptions

Detroit Edison

- Service territory sales growth of 3% over 2004
- Customer Choice volumes remain at 2004 levels
- Recognition of stranded cost regulatory asset to account for rate caps
- Requested capitalization treatment of SAP implementation investment

MichCon

- $80M of final rate relief in Q1 2005
- Uncollectables/bad debt tracker mechanism implemented

Non-Utility

- Synfuel production at ~19M tons, up 18% over 2004
- Energy Trading and CoEnergy portfolio improvement driven by CoEnergy storage positions settling in early 2005

Holding Company

- Merger debt previously billed to Detroit Edison remains at holding company level

39

2005 Guidance Operating Earnings Operating Earnings* ($ millions) * Reconciliation to GAAP reported earnings included in the appendix

2005 Guidance Return on Equity 1997 1998 1999 2000 2001 2002 2003 2004 2005E Detroit Edison ROE 11.6 11.6 12.2 11.6 11.5 14.1 9.5 6 9 1 Detroit Edison Return on Equity* 11.6% 12.2% 11.6% 11.5% 14.1% 6.0% 9.5% 9-10% 1997 1998 1999 2000 2001 2002 2003 2004 2005E Detroit Edison ROE 10 12.2 15.4 14.9 3.8 9 5.6 2.8 9 1 MichCon Return on Equity* 12.2% 15.4% 14.9% 3.8% 9.0% 5.6% 2.8% 9-10% Detroit Edison and MichCon had their last rate cases over 10 years ago Historically, we were very successful at offsetting rising costs through various initiatives In the last few years, healthcare, infrastructure costs, bad debt expense and margin loss from Customer Choice outstripped our productivity savings With the resolutions of the rate cases, our goal is to move both utilities to their authorized ROE * ROE performance based on operating earnings

2003 2004 2005 Regulated Electric 261 178 270 20 2005 Guidance Detroit Edison Significant improvement over 2004 due to rate relief, but ROE is expected to be 1-2% below its allowed rate of return of 11% due to rate caps Expected incremental base rate increase of $146M Pension tracker implemented Weather normal planning, territory growth of 3% Still challenged in 2005 by healthcare cost escalation and fossil plant O&M Merger interest remains at parent company $261 $178 $270-290 9.5% ROE 6.0% 9-10% Detroit Edison Operating Earnings* ($ millions) 2003 2004 2005 Guidance * Reconciliation to GAAP reported earnings included in the appendix

2004 2005 Non-Regulated 32 178 128 67 2005 Guidance Detroit Edison - Regulatory Impacts 2004 Estimate $128 $178 Rate Relief and Regulatory Deferrals Pre-Tax ($ millions) Estimated net rate relief (net of PSCR reductions) grows to $178M in 2005 Regulatory deferrals are reduced in 2005 as the rate caps expire Cash increases due to rate relief and regulatory asset surcharges $32 $65-70 $160 $243-248 Rate Relief Deferrals 2005 Estimate

2005 Guidance MichCon 2003 2004 2005 Regulated Gas 46 24 75 10 $46 $24 2003 2004 $75-85 5.6% ROE 2.8% 9-10% MichCon Operating Earnings* ($ millions) Rate relief in Q1 provides uplift in 2005 Uncollectable tracking mechanism in effect Weather normal sales planning Improved gas margins 2005 Guidance * Reconciliation to GAAP reported earnings included in the appendix Assumptions

2005 Guidance Synfuel 2004 2005 92 99 Percent of Capacity Sold At Year End 92% ~99% 2004 2005E 2004 2005 15.6 18 1 Tons Produced Millions 15.6 18-19 2004 2005E 2004 2005 168 420 Cash Flow $ Millions $168 $420 2004 2005E 2004 2005 199 215 10 Net Income $ Millions $198 $215-225 2004 2005E

Synfuel Portfolio Ownership Interest as of 12/31/2004 Manufacturer Yearly Production Capacity (000 tons) Sold Facilities Belews Creek 1% EarthCo 2,960 Buckeye (2) 1% EarthCo 5,920 Clover 5% EarthCo 2,640 Smith Branch 1% EarthCo 2,750 Retained Facilities Indy Coke 1% EarthCo 2,640 Red Mountain 1% Covol 1,577 River Hill 100% Covol 1,577 Utah 1% Covol 1,600 Determination Letter Recently Completed Field Audit 20,087 Yes Yes Yes No No Yes Yes Yes Yes No No No No Yes No Yes

2005 Guidance Cash Flow ($ millions) * Accounted for as 'investing activity' on statement of cash flows 2004 Actual 2005 Guidance

2005 Guidance Capital Expenditures 2005 Guidance 2004 Actual * Excludes growth capital Detroit Edison - Operation $546 $540-560 - Environmental 22 100 - SAP Implementation 77 130-135 MichCon 113 110-115 Non-Utility 125 75-85* Corporate 57 65-75 Total $940 $1,020-1,070 DTE Energy Capital Expenditures ($ millions)

2005 Guidance Cash Available for Redeployment DTE Energy Cash Available for Redeployment ($ millions)

Key Drivers Beyond 2005 Detroit Edison MichCon Non-Utility Holding Company Full realization of rate relief as residential rate caps roll off at Detroit Edison, and full year benefit of final rate order at MichCon is realized Economic growth rates and cost management Implementation of tracking mechanisms for specific expense items (OPEB, pensions, bad debt expense) Electric unbundling/deskewing case Continued growth at non-utility businesses as we redeploy capital Debt paydown and possible stock repurchase

Balance Sheet Strength Interest costs continue to decline from $546M in 2003 to $518M in 2004 In February we refinanced $385M of QUIDS saving $9M (pre-tax) per year, but increasing leverage by 3% Parent company debt is expected to decline by $200M in 2005 * Leverage ratios exclude securitization debt, MichCon short-term debt and quasi-equity instruments 2003 2004 44 42 3 3 Leverage At 12/31 48% 49% 2003 2004 Liquidity 1725 550 Liquidity ($ millions) $1,725 Available Bank Capacity Current Commercial Paper Balance 2003 2004 15 21 3 3 Funds from Operation/Debt At 12/31 21% 15% FFO ($millions) $876 $1,218 $550

Balance Sheet Leverage Target * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments 2003A 2004A 2005E 2006E Non-Regulated 49 48 47 45 1 2 49% 48% 47-48% 45-47% DTE Energy Leverage* Leverage has remained strong in recent years Leverage is expected to continue to decline Debt at the utilities will be managed to achieve targeted balance sheet metrics Parent debt will be reduced, consistent with projected cash flows in 2008 and beyond Target

2003A 2004A 2005E 2006E Non-Regulated 15 21 23 27 2 2 Balance Sheet Funds From Operation/Debt Target * Excludes securitization debt, MichCon short-term debt and quasi-equity instruments 21% 23-25% 27-29% Funds From Operation/Debt* 15% Leverage has remained strong in recent years and is expected to be 47-48% in 2005 However, FFO/debt coverage currently below our target of being in the top third of S&P BBB range (targeting BBB+) Rate relief at utilities and strong synfuel cash flows will significantly strengthen coverage ratios Likely to exceed our targets in 2007/2008 Debt reduction also required to: Meet short-term targets Position company for loss of synfuel cash flows post-2008 Target

Balance Sheet Dividend We are currently paying a dividend of $2.06 per share per year with a current yield of over 4.5% Regarding our cash redeployment strategy, we are not planning a dividend increase in the near-term Potential future dividend increase will be based on underlying long-term cash flows Our Board of Directors evaluates the dividend policy annually

Balance Sheet Leverage Calculation

Regulatory Proposed Unbundled Rates and Rate Subsidies

Regulatory Potential Shifts in Revenues Due to Rate Restructuring